UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2002

                               SETO HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

             NEVADA                    33-5820-LA               77-0082545
(State or other jurisdiction of        Commission           (I.R.S. Employer
 incorporation or organization)          File No.         Identification number)

      554 North State Road, Briarcliff Manor, New York            10510
          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: 914-923-5000

                                       N/A
          (Former name or former address, if changed since last report)

Item 5 Other Events and Regulation FD Disclosure.

      On November 20, 2002, SETO Holdings, Inc. (the "Registrant"), publicly disseminated a press release announcing that the Registrant's wholly-owned subsidiary, Hong Kong Batteries Industries, Ltd., had ceased all operations. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

Item 7 Financial Statements and Exhibits

      (c)   The following exhibits are filed with this report:

      Exhibit Number    Description
      --------------    -----------

      99.1.             Press Release dated November 20, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SETO HOLDINGS, INC.


Dated: November 21, 2002                 By: /s/ Eugene Pian
                                            -------------------------
                                         Eugene Pian, President


                                      2